UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2022 (May 4, 2022)

INTERNATIONAL FLAVORS & FRAGRANCES INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-4858	13-1432060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 765-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value 12 1/2¢ per share	IFF	New York Stock Exchange
1.75% Senior Notes due 2024	IFF 24	New York Stock Exchange
1.800% Senior Notes due 2026	IFF 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2022, International Flavors & Fragrances Inc. (the “Company”) held its Annual Meeting of Shareholders. At the Annual Meeting, (i) fourteen individuals were elected to serve as directors of the Company; (ii) the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022 was ratified; and (iii) the compensation of the Company’s named executive officers was approved in an advisory vote. Each of these proposals is described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 25, 2022 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below.

The individuals elected to the Company’s Board of Directors for terms expiring at the Annual Meeting in 2023, as well as the number of votes cast for, votes cast against, abstentions and broker non-votes with respect to each of these individuals are set forth below:

	For	Against	Abstain	Broker Non-Votes
Kathryn J. Boor	214,765,241	425,190	77,254	10,866,281
Edward D. Breen	178,375,858	36,780,480	111,347	10,866,281
Barry A. Bruno	214,304,352	834,955	128,378	10,866,281
Frank Clyburn	214,642,303	538,774	86,608	10,866,281
Carol Anthony Davison	214,107,845	1,078,560	81,280	10,866,281
Michael L. Ducker	214,036,445	1,110,811	120,429	10,866,281
Roger W. Ferguson, Jr.	199,362,343	13,435,340	2,470,002	10,866,281
John F. Ferraro	210,747,683	4,397,910	122,092	10,866,281
Christina Gold	199,474,573	15,615,110	178,002	10,866,281
Ilene Gordon	214,685,284	471,893	110,508	10,866,281
Matthias J. Heinzel	214,513,839	633,250	120,596	10,866,281
Dale F. Morrison	208,760,269	6,385,603	121,813	10,866,281
Kåre Schultz	210,141,184	5,005,880	120,621	10,866,281
Stephen Williamson	214,094,233	1,051,895	121,557	10,866,281

The proposal to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2022 received the following votes:

For	Against	Abstain
211,433,022	14,612,084	88,860

The advisory proposal to approve the compensation paid to the Company’s named executive officers in 2021, as disclosed in the Proxy Statement, received the following votes:

For	Against	Abstain	Broker Non-Votes
200,700,803	14,389,613	177,269	10,866,281

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	/s/ Jennifer Johnson
Name:	Jennifer Johnson
Title:	Executive Vice President and General Counsel

Date: May 6, 2022